The PMI Group, Inc. Supplemental Portfolio Information As of December 31, 2008 Exhibit 99.2 ***************************** ***************************** *****************************

The PMI Group, Inc.
Definition of Terms
2/28s – refers to loans with interest rates that are fixed for two years and reset to a new interest rate at the end of year two for the remaining term of the loan.
ARMs – refers to loans with adjustable interest rates. We consider a loan an ARM if its interest rate may be adjusted prior to the loan’s fifth anniversary.
A Quality Loans – we define A quality to include loans with credit scores of 620 and greater.
Alt-A Loans – we consider a loan Alt-A if it has a credit score of 620 or greater and the borrower requests and is given the option of providing reduced documentation verifying income, assets, deposit information and/or employment.
Captive Reinsurance – refers to agreements in which a portion of risk insured by PMI is reinsured by a captive reinsurance company affiliated with the mortgage originator or investor.
Defaults – our primary mortgage insurance master policy defines “default” as the borrower’s failure to pay when due an amount equal to the scheduled monthly mortgage payment under the terms of the mortgage. Generally, the master policies require an insured to notify PMI of a default no later than the last business day of the month following the month in which the borrower becomes three monthly payments in default. For reporting purposes and internal tracking purposes, we do not consider a loan to be in default until the borrower has missed two consecutive payments.
Depending upon its scheduled payment date, a loan delinquent for two consecutive monthly payments could be reported to PMI between the 31  and the 60  day after the first missed payment.
Flow – generally refers to mortgage insurance offered on a loan-by-loan basis to lenders.
GSE Pool – refers to a traditional pool product for mortgage loans sold by PMI’s customers to the GSEs. This product was available from 1997 to 2001.
Interest Only Loans – refers to loans that do not reduce principal during the initial deferral period (usually between two and ten years) and therefore do not accumulate equity through loan amortization during the initial deferral period.
Approximately 91% of our interest only loans have an initial deferral period of 5 years or greater. The average initial deferral period for loans insured in 2007 was 9 years.
Insurance in Force (IIF) – refers to the current principal balance of all outstanding mortgage loans with insurance coverage as of a given date.
Less-than-A Quality Loans – we define less-than-A credit quality loans to include loans with credit scores of 619 or below.
The majority of our less-than-A-quality loans have credit scores above 575.
st
th

The PMI Group, Inc.
Definition of Terms
Modified Pool Insurance – modified pool insurance may be used in addition to primary mortgage insurance or may be placed on loans that do not require primary insurance. Coverage of modified pool products varies. Some products provide first loss protection by covering a percentage of the losses on individual loans held within the pool of insured loans up to a stated aggregate loss limit (“stop loss limit”) for the entire pool. Some modified pool products offer mezzanine-level coverage by providing for claims payments only after a predetermined cumulative claims level, or deductible, is reached.
New Insurance Written (NIW) – refers to the original principal balance of all loans that receive new primary mortgage insurance coverage during a given period.
New Risk Written (NRW) – refers to the aggregate dollar amount of each insured mortgage loan’s current principal balance multiplied by the insurance coverage percentage specified in the policy for all loans that receive new primary mortgage insurance coverage during a given period.
Old Pool – refers to a traditional pool product for mortgage loans sold by PMI’s customers to capital market participants.
Payment Option ARMs – generally refers to loans that provide the borrower an option every month to make a payment consisting of principal and interest, interest only, or an amount established by the lender that may be less than the interest owed.
Primary Insurance – refers to mortgage insurance placed on a loan-by-loan basis through our “flow” channel and mortgage insurance issued for mortgage-backed securities and portfolio investors through our “structured transactions” channel.
Primary information does not include pool or modified pool information.
Primary Risk in Force – refers to the aggregate dollar amount of each insured mortgage loan’s current principal balance multiplied by the insurance coverage percentage specified in the policy for insurance policies issued through our “flow”
and “structured transactions” channels only.
Risk in Force (RIF) – refers to the aggregate dollar amount of each insured mortgage loan’s current principal balance multiplied by the insurance coverage percentage specified in the policy.
Structured – generally refers to mortgage insurance offered by PMI that covers large portfolios of mortgage loans and is provided to issuers of mortgage backed securities (“MBS”) and portfolio investors.
Traditional Pool – covers the entire loss on a defaulted mortgage loan that exceeds the claim payment under any primary insurance coverage, up to a stated aggregate loss limit, or stop loss, for all of the loans in a pool. PMI is not currently offering traditional pool insurance to its customers.

The PMI Group, Inc.
Contents of Presentation
Primary Portfolio Characteristics by Vintage
Part 3
Focus on Particular Portfolio Segments
Part 2
Primary Portfolio Characteristics
Part 1
Captive Reinsurance Arrangements
Part 5
Modified Pool Portfolio
Part 4

Primary Portfolio Characteristics

The PMI Group, Inc.
1.9%
0.4%
1.5%
3.1%
8.5%
8.5%
12.8%
16.4%
29.7%
17.3%
0% 10% 20% 30% 40% 50%
Prior to 2000
2000
2001
2002
2003
2004
2005
2006
2007
2008
$124.3 Billion Primary IIF $30.6 Billion Primary RIF
U.S. Portfolio Age Distribution
Average
Rate  (1)
(1) Average PMI fixed annual mortgage interest rate
2.0%
0.4%
1.4%
3.1%
8.4%
9.0%
13.2%
16.9%
29.6%
15.9%
0% 10% 20% 30% 40% 50%
Prior to 2000
2000
2001
2002
2003
2004
2005
2006
2007
2008
7.10%
7.02%
6.24%
6.13%
6.03%
6.87%
7.66%
8.64%
7.57%
Note: Due to rounding, the sum of percentages may not total 100%
6.36%

The PMI Group, Inc.
Primary Risk in Force by FICO Score
8.6%
7.8%
6.8%
5.9%
32.7%
33.8%
34.6%
34.7%
23.3% 23.4%
24.1%
30.5% 30.3%
30.7%
31.5%
32.7%
1.8%
3.3%
3.0% 2.5% 2.2%
2.1%
5.2%
5.9%
30.8%
33.1%
25.1%
24.6%
25.1%
36.1%
0%
25%
50%
75%
100%
2003 2004 2005 2006 2007 2008
Less than 575 720 and above
680 - 719
620 - 679 575 - 619
U.S. Portfolio Credit Score Distribution
Excludes unreported FICO scores

The PMI Group, Inc.
LTVs between 85.01% and 90%
Primary Risk in Force by Loan to Value
9.4% 9.2% 9.3%
7.1% 7.0%
37.5%
37.6%
36.4%
33.7%
31.0%
29.9%
7.4%
6.6%
5.3%
4.6%
4.1%
8.6%
11.9%
14.3%
21.5%
8.9%
37.9%
35.0%
37.4%
35.9%
37.0%
29.5%
3.8%
24.6%
17.6%
0%
25%
50%
75%
100%
2003 2004 2005 2006 2007 2008
LTVs above 97% LTVs between 95.01% and 97%
LTVs between 90.01% and 95%
LTVs of 85% and below
U.S. Portfolio Loan to Value Distribution
Note: Due to rounding, the sum of percentages may not total 100%

The PMI Group, Inc.
U.S. Portfolio Geographic Distribution
1 Top ten states as determined by primary RIF on December 31, 2008
2 Default rates as of December 31 for 2008, 2007 and 2006
10.3%
7.3%
8.0%
5.2%
3.8%
3.3%
3.9%
3.2%
4.7%
3.1%
Florida 10.3% 27.79% 10.56% 3.44%
California 8.0% 24.68% 10.92% 3.56%
Texas 7.3% 9.44% 6.03% 5.63%
Illinois 5.2% 14.80% 8.19% 5.58%
Georgia 4.7% 14.62% 9.50% 7.86%
% of RIF
YE 2008 YE 2007
YE 2006
New York 3.9% 11.27% 6.78% 5.40%
Ohio 3.8% 13.50% 10.83% 8.79%
Pennsylvania 3.3% 10.75% 7.47% 6.00%
New Jersey 3.2% 14.17% 7.53% 4.62%
Washington 3.1% 8.15% 3.58% 2.76%
% of RIF
YE 2008 YE 2007 YE 2006
Top Ten States – Percent of Primary Risk in Force and Default Rates
Primary Default Rates Primary Default Rates
2
1
2
1

The PMI Group, Inc.
U.S. Portfolio Primary NIW Characteristics
Flow and Structured Primary
NIW
New Insurance Written by LTV
New Risk Written by LTV
Note: Due to rounding, the sum of percentages may not total 100%
Flow Primary NIW
Structured Primary NIW
90.01 – 95% 85.01 – 90% 85 and below
Above 97% 95.01%- 97%
The increased percentage of above 97% LTV loans in 2007 is due to the reduced availability of alternative mortgage products including piggyback loans and increased activity by the GSEs.
With the exception of previously issued commitments, effective
March 1, 2008, PMI discontinued insuring loans with LTV ratios above 97%.
90.01 – 95% 85.01 – 90% 85 and below
Above 97% 95.01%- 97%
36.3
28.2
23.3
37.6
22.2
4.9
7.7
8.9
8.6
$41.2
$35.9
$32.2
$46.1
$22.6
$0
$10
$20
$30
$40
$50
$60
2004 2005 2006 2007 2008
17%
18%
15%
10%
38%
43%
42%
31%
30%
24%
21%
24%
12%
13%
16%
50%
26%
3%
2%
2%
3%
4%
19%
32%
5%
0%
25%
50%
75%
100%
2004 2005 2006 2007 2008
11% 12%
10%
6%
35%
42%
41%
30%
34%
27%
24%
27%
15%
18%
8%
50%
31%
5%
2%
2%
2%
5%
24%
35%
6%
0%
25%
50%
75%
100%
2004 2005 2006 2007 2008

The PMI Group, Inc.
U.S. Portfolio Primary NIW Characteristics
Refinances and Purchases as a
% of Primary NIW
Less-Than-A Quality Loans -
NIW
Alt-A Loans – NIW
Note: Due to rounding, the sum of percentages may not total 100%
Refinances Purchases
Less-Than-A Quality Loans
- Structured  Channel
Less-Than-A Quality Loans
– Flow Channel
Less-Than-A Quality Loans as a
percentage of Total Primary NIW
Alt-A Loans – Flow Channel
Alt-A Loans as a %
of Total Primary NIW
Alt-A Loan – Structured  Channel
With the exception of previously issued commitments, effective
March 10, 2008, PMI discontinued insuring loans with FICO scores below 620.
67%
63%
64%
64%
68%
33%
37%
36%
36%
32%
0%
25%
50%
75%
100%
2004 2005 2006 2007 2008
3,067
296
1,588
1,153
2,703
1,605
1,084
838
1,780
$4,483
$2,672
$1,991
$322
$4,672
11%
7%
6%
10%
1%
$0
$2,000
$4,000
$6,000
2004 2005 2006 2007 2008
0%
5%
10%
15%
1,195
7,304
6,691
7,425
11,242
1,204
4,410
3,002
1,397
$12,639
$1,211
$11,101
$10,427
$8,508
5%
27%
34%
29%
21%
$0
$4,000
$8,000
$12,000
2004 2005 2006 2007 2008
0%
5%
10%
15%
20%
25%
30%
35%
40%

($s in millions)

($s in millions)

($s in millions)

PMI

The PMI Group, Inc.
Interest Only Loans - NIW
Payment Option ARMs - NIW
U.S. Portfolio  Primary NIW Characteristics
Payment  Option
ARMS – Flow
Channel
Total Payment Option ARMs as
a percentage of Total Primary
NIW
Interest Only
– Structured
Channel
Interest Only
– Flow
Channel
Total Interest Only
Loans as a percentage
of Total Primary NIW
ARMs - NIW
ARM amounts Primary
NIW – Flow Channel
ARM amounts Primary
NIW – Structured Channel
ARMs as a  percentage
of Total Primary NIW
Approximately 1.0% of Total Primary RIF is subject to rate
adjustment in 2009.  Approximately 0.6% is subject to
adjustment in 2010.
Approximately 98% of interest only loans written in 2007
have an initial deferral period of 5 years or greater and
85% have an initial deferral period of 7 years or greater.
For 2006 NIW, initial deferral periods of 5 and 7 years or
greater were 89% and 62%, respectively.
$6,992
$6,024
$3,802
$1,907
$3,262
$5,889
$4,081
$2,238
$4,145
$295
$7,883
$11,913
$10,254
1%
9%
24%
33%
25%
$0
$4,000
$8,000
$12,000
2004 2005 2006 2007 2008
0%
5%
10%
15%
20%
25%
30%
35%
40%
1,173
3,235
8,296
3,507
2,386
1,025
2,329
$1,184
$9,321
$5,836
$5,621
5%
20% 18%
16%
$0
$2,000
$4,000
$6,000
$8,000
$10,000
2005 2006 2007 2008
0%
5%
10%
15%
20%
25%
2,617
1,252
2,799
0%
8% 8%
3%
$0
$1,000
$2,000
$3,000
2005 2006 2007 1H 2008
0%
5%
10%

Focus on Particular Portfolio Segments

(Percentage of primary risk in force)

(Percentage of primary risk in force)

(Percentage of primary risk in force)

PMI

The PMI Group, Inc.
U.S. Portfolio Interest Rate Adjustments
Rate Adjustments
by Credit Quality
Rate Adjustments of
Hybrid Loans and Other ARMs
Rate Adjustments in
Distressed Geographic
Regions
Other ARMs 3/27s
Prime
Alt-A Less than A Quality
Note: 2/28s resets in 2009 and 2010 are 0.01% and 0.00%, respectively
California All Other Florida Auto States
Note: Auto states include Michigan, Ohio, Illinois and Indiana
0.01%
0.01%
Note: Percentages are of total Primary RIF at December 31, 2008
2009 2010 2011
Total interest rate adjustments as a percentage of primary risk in force:
1.0% 0.6% 0.1%
0.01%
0.47%
0.33%
0.06%
0.39%
0.12%
0.14%
0.17%
0.0%
0.3%
0.5%
0.8%
1.0%
2009 2010 2011
0.42%
0.22%
0.07%
0.58%
0.41%
0.0%
0.3%
0.5%
0.8%
1.0%
2009 2010 2011
0.48%
0.36%
0.05%
0.10%
0.08%
0.19%
0.08%
0.07%
0.17%
0.0%
0.3%
0.5%
0.8%
1.0%
2009 2010 2011
`

The PMI Group, Inc.
California
at December 31, 2008
1 Condominium includes Townhouses and Cooperatives
2 Excludes unreported FICO scores
% of
CA RIF
% of
Total RIF
% of
CA RIF
% of
Total RIF
$2.4 Billion of Total Risk in Force
8.0% of PMI’s Primary Risk in Force
$302,198 Average Loan Size
Note: Due to rounding, the sum of percentages may not total 100%
FICO Scores
720 and above  38.4% 3.1%
680-719 28.9% 2.3%
620-679 29.5% 2.4%
575-619 2.4% 0.2%
Less than 575 0.6% 0.0%
Loan to Value
Above 97.00% 12.8% 1.0%
95.01% to 97.00% 1.9% 0.1%
90.01% to 95.00% 21.3% 1.7%
85.01% to 90.00% 50.8% 4.0%
85.00% and below 13.3% 1.1%
Loan Type
Fixed Rate 73.8% 5.9%
ARM 26.2% 2.1%
Property Type
Single Family 81.4% 6.5%
Condominium 14.8% 1.2%
Multi-Family and other 3.8% 0.3%
Occupancy
Primary Residence 92.3% 7.4%
Second Home 2.7% 0.2%
Non-owner occupied 5.0% 0.4%
Alt-A 35.4% 2.7%
MSA Distribution of Total Primary RIF
Oakland-Fremont-Hayward, CA – 0.5%
San Diego-Carlsbad-San Marcos – 0.6%
Sacramento--Arden-Arcade—Roseville – 0.7%
Riverside-San Bernardino-Ontario – 1.6%
Los Angeles-Long Beach-Glendale – 1.6%
2
1

The PMI Group, Inc.
Florida
at December 31, 2008
1 Condominium includes Townhouses and Cooperatives
2 Excludes unreported FICO scores
% of
FL RIF
% of
Total RIF
% of
FL RIF
% of
Total RIF
$3.1 Billion of Total Risk in Force
10.3% of PMI’s Primary Risk in Force
$178,709 Average Loan Size
Note: Due to rounding, the sum of percentages may not total 100%
Map and MSA data have
not yet been updated
FICO Scores
720 and above  35.3% 3.6%
680-719 28.0% 2.9%
620-679 31.1% 3.2%
575-619 4.1% 0.4%
Less than 575 1.2% 0.1%
Loan to Value
Above 97.00% 20.4% 2.1%
95.01% to 97.00% 2.5% 0.3%
90.01% to 95.00% 29.9% 3.1%
85.01% to 90.00% 40.5% 4.1%
85.00% and below 6.7% 0.7%
MSA Distribution of Total Primary RIF
Jacksonville, FL – 0.7%
Fort Lauderdale-Deerfield Beach, FL – 1.1%
Miami-Miami Beach-Kendall, FL – 1.5%
Orlando-Kissimmee, FL – 1.6%
Tampa-St. Petersburg-Clearwater, FL – 1.4%
Loan Type
Fixed Rate 83.6% 8.6%
ARM 16.4% 1.7%
Property Type
Single Family 71.5% 7.3%
Condominium 26.4% 2.7%
Multi-Family and other 2.1% 0.2%
Occupancy
Primary Residence 78.1% 8.0%
Second Home 12.4% 1.3%
Non-owner occupied 9.4% 1.0%
Alt-A 38.2% 3.7%
2
1

The PMI Group, Inc.
Loan Type
Fixed Rate 90.0%       12.1%
ARM 10.0% 1.3%
Property Type
Single Family 82.2%       11.1%
Condominium 13.7% 1.8%
Multi-Family and other 4.0% 0.5%
Occupancy
Primary Residence 92.6%       12.5%
Second Home 1.4% 0.2%
Non-owner occupied 6.0% 0.8%
Alt-A 13.9% 1.7%
Auto States
(Michigan, Ohio, Illinois, Indiana) at December 31, 2008
1 Condominium includes Townhouses and Cooperatives
2 Excludes unreported FICO scores
% of  Auto
States RIF
% of
Total RIF
% of  Auto
States RIF
% of
Total RIF
$4.1 Billion of Total Risk in Force
13.5% of PMI’s Primary Risk in Force
$135,475 Average Loan Size
MSA Distribution of Total Primary RIF
Note: Due to rounding, the sum of percentages may not total 100%
FICO Scores
720 and above  34.1% 4.6%
680-719 23.6% 3.2%
620-679 32.5%        4.4%
575-619 6.3% 0.8%
Less than 575 2.9% 0.4%
Loan to Value
Above  97.00% 20.2% 2.7%
95.01% to 97.00% 5.2% 0.7%
90.01% to 95.00% 31.9% 4.3%
85.01% to 90.00% 35.4% 4.8%
85.00% and below 7.4% 1.0%
Cleveland-Elyria-Mentor, OH -0.9%
Chicago – Naperville –Joliet, IL -4.0%
Columbus, OH -0.8%
Indianapolis–Carmel, IN -0.7%
Warren-Troy-Farmington Hills, MI-0.9%
2
1

The PMI Group, Inc.
Loan Type
Fixed Rate 87.9%         2.5%
ARM 12.1% 0.3%
Property Type
Single Family 85.2%         2.4%
Condominium 11.6% 0.3%
Multi-Family and other 3.2% 0.1%
Occupancy
Primary Residence 83.9%         2.4%
Second Home 8.7% 0.2%
Non-owner occupied 7.4% 0.2%
Alt-A 26.8% 0.7%
Arizona
at
December 31, 2008
1 Condominium includes Townhouses and Cooperatives
2 Excludes unreported FICO scores
% of            % of
AZ RIF
Total RIF
% of
AZ RIF
% of
Total RIF
FICO Scores
720 and above  36.7% 1.0%
680-719 26.8% 0.8%
620-679 30.3% 0.9%
575-619 3.9% 0.1%
Less than 575 1.0% 0.0%
Loan to Value
Above  97.00% 28.0% 0.8%
95.01% to 97.00% 2.4% 0.1%
90.01% to 95.00% 24.9% 0.7%
85.01% to 90.00% 37.8% 1.1%
85.00% and below 6.9% 0.2%
$0.9 Billion of Total Risk in Force
2.8% of PMI’s Primary Risk in Force
$190,949 Average Loan Size
Note: Due to rounding, the sum of percentages may not total 100%
Lake Havasu City-Kingman, AZ-0.1%
Yuma, AZ – 0.1%
Prescott, AZ-0.1%
Tucson, AZ-0.4%
Phoenix-Mesa, AZ – 2.1%
MSA Distribution of Total Primary RIF
2
1

The PMI Group, Inc.
Loan Type
Fixed Rate 80.0%         1.4%
ARM 20.0% 0.3%
Property Type
Single Family 79.1%         1.4%
Condominium 19.2% 0.3%
Multi-Family and other 1.7% 0.0%
Occupancy
Primary Residence 80.9%         1.4%
Second Home 12.9% 0.2%
Non-owner occupied 6.2% 0.1%
Alt-A 34.8% 0.6%
Nevada
at
December 31, 2008
1 Condominium includes Townhouses and Cooperatives
2 Excludes unreported FICO scores
% of            % of
NV RIF
Total RIF
% of
NV RIF
% of
Total RIF
FICO Scores
720 and above  39.0% 0.7%
680-719 27.7% 0.5%
620-679 29.2% 0.5%
575-619 2.9% 0.0%
Less than 575 0.5% 0.0%
Loan to Value
Above  97.00% 19.8% 0.3%
95.01% to 97.00% 1.5% 0.0%
90.01% to 95.00% 27.8% 0.5%
85.01% to 90.00% 43.6% 0.7%
85.00% and below 7.3% 0.1%
$0.5 Billion of Total Risk in Force
1.7% of PMI’s Primary Risk in Force
$236,691 Average Loan Size
Note: Due to rounding, the sum of percentages may not total 100%
Las Vegas-Paradise, NV-1.4%
Reno-Sparks, NV-0.2%
Carson City, NV-0.01%
MSA Distribution of Total Primary RIF
2
1

The PMI Group, Inc.
Notes
2/28 Hybrid ARMS
at December 31, 2008
1Condominium includes Townhouses and Cooperatives
2 Excludes unreported FICO scores
FICO Scores
720 and above  12.2% 0.3%
680-719 22.6% 0.5%
620-679 50.9%         1.2%
575-619 9.0% 0.2%
Less than 575 5.3% 0.1%
Loan to Value
Above 97.00% 9.7% 0.2%
95.01% to 97.00% 0.1% 0.0%
90.01%  to 95.00% 21.5% 0.5%
85.01% to 90.00% 36.2% 0.8%
85.00% and below 32.5% 0.7%
% of
2/28 RIF
% of
Total RIF
% of
Total RIF
% of
2/28 RIF
$0.7 Billion of Total Risk in Force
2.3% of PMI’s Primary Risk in Force
$184,412 Average Loan Size
All of the 2/28 Hybrid ARMs that PMI
has insured are past their rate reset
date.
2/28 hybrid ARMs monthly reported
notices of default peaked in August
2007.
Property Type
Single Family 80.3%         1.8%
Condominium 7.1% 0.2%
Multi-Family and other 12.6% 0.3%
Occupancy
Primary Residence 77.2%         1.7%
Second Home 2.2% 0.1%
Non-owner occupied 20.6% 0.5%
Alt-A 52.4% 1.0%
Note: Due to rounding, the sum of percentages may not total 100%
0% - 1%
1.01% - 2%
2.01% - 5%
>10.00%
5.01% - 10%
State Distribution of 2/28 RIF
2
1

The PMI Group, Inc.
California 29.4% 0.7%
Florida 10.1% 0.2%
Michigan 5.2% 0.1%
Illinois 5.1% 0.1%
New York 4.7% 0.1%
Ohio 3.6% 0.1%
Texas 3.5% 0.1%
Arizona 3.3% 0.1%
New Jersey 2.5% 0.1%
Pennsylvania 2.4% 0.1%
2/28 Hybrid ARMS
at December 31, 2008
1 Top ten states as determined by Primary RIF on December 31, 2008
% Total
2/28 RIF
% Total
RIF
Top States¹
MSA Distribution of CA Bulk 2/28 RIF
Santa Ana-Anaheim-Irvine –8.0%
Sacramento--Arden-Arcade—Roseville –6.8%
Riverside-San Bernardino-Ontario –19.7%
Los Angeles-Long Beach-Glendale –23.1%
Oakland-Fremont-Hayward, CA – 7.0%

The PMI Group, Inc.
Greater Than 97% LTV at December 31, 2008
1 Condominium includes Townhouses and Cooperatives
2 Excludes unreported FICO scores
FICO Scores
720 and above  27.2% 5.9%
680-719 21.9% 4.7%
620-679 38.1% 8.2%
575-619 8.7% 1.9%
Less than 575 2.8% 0.6%
% of
>97 RIF
% of
Total RIF
% of
>97 RIF
% of
Total RIF
Loan Type
Fixed Rate 94.8%       20.4%
ARM 5.2% 1.1%
Property Type
Single Family 85.7%       18.4%
Condominium 12.7% 2.7%
Multi-Family and other 1.6% 0.4%
Occupancy
Primary Residence 94.9%       20.4%
Second Home 1.3% 0.3%
Non-owner occupied 3.9% 0.8%
Alt-A 13.8% 2.6%
$6.6 Billion of Total Risk in Force
21.5% of PMI’s Primary Risk in Force
$148,168 Average Loan Size
With the exception of previously issued commitments, effective
March 1, 2008, PMI no longer insures loans with LTV ratios above 97%
Guideline Changes
Note: Due to rounding, the sum of percentages may not total 100%
State Distribution of > 97% LTV RIF
0.00% to 1.00%
1.00% to 2.00%
2.00% to 5.00%
5.00% to 10.00%
>10.00%
2
1

The PMI Group, Inc.
Top States
Florida 9.7% 2.1%
Texas 9.7% 2.1%
Georgia 5.5% 1.2%
Illinois 4.9% 1.0%
California 4.7% 1.0%
Arizona 3.7% 0.8%
Virginia 3.7% 0.8%
Washington 3.5% 0.7%
Maryland 3.4% 0.7%
North Carolina 3.1% 0.7%
Greater Than 97% LTV at December 31, 2008
1 Top ten states as determined by Primary RIF on December 31, 2008
% Total
> 97% RIF
% Total
RIF
MSA Distribution of CA > 97% LTV RIF
Bakersfield, CA -6.5%
San Diego-Carlsbad-San Marcos –8.5%
Sacramento--Arden-Arcade—Roseville –11.3%
Riverside-San Bernardino-Ontario – 22.7%
Los Angeles-Long Beach-Glendale –14.4%
MSA Distribution of TX > 97% LTV RIF
Dallas – Plano -Irving, TX-20.1%
Houston – Sugar Land - Baytown, TX-30.9%
Round Rock, TX-6.8%
San Antonio, TX-6.9%
Fort Worth – Arlington, TX-10.8%
Tampa-St. Petersburg-Clearwater, FL-14.6%
MSA Distribution of FL > 97% LTV RIF
Fort Lauderdale-Deerfield Beach, FL-9.9%
Miami-Miami Beach-Kendall, FL-17.0%
Orlando-Kissimmee, FL-17.0%
Jacksonville, FL-9.3%
1

The PMI Group, Inc.
Alt-A
at December 31, 2008
1 Condominium includes Townhouses and Cooperatives
2 Excludes unreported FICO scores
% of
Alt-A RIF
% of
Total RIF
% of
Total RIF Loan Type
Fixed Rate 75.4%       14.1%
ARM 24.6% 4.6%
Property Type
Single Family 77.9%       14.6%
Condominium 15.1% 2.8%
Multi-Family and other 7.0% 1.3%
Occupancy
Primary Residence 79.4%       14.9%
Second Home 7.2% 1.4%
Non-owner occupied 13.4% 2.5%
$5.7 Billion of Total Risk in Force
18.8% of PMI’s Primary Risk in Force
$212,799 Average Loan Size
Guideline Changes
% of
Alt-A RIF
Note: Due to rounding, the sum of percentages may not total 100%
FICO Scores
720 and above  37.7% 7.1%
680-719 35.2% 6.6%
620-679 27.1% 5.1%
575-619 0.0% 0.0%
Less than 575 0.0% 0.0%
Loan to Value
Above 97.00% 13.8% 2.6%
95.01% to 97.00% 0.1% 0.0%
90.01% to 95.00% 26.7% 5.0%
85.01% to 90.00% 49.6% 9.3%
85.00% and below 9.8% 1.8%
With the exception of previously issued
commitments, effective June 1, 2008,
PMI no longer insures Alt-A
State Distribution of Alt-A RIF
0.00% to 1.00%
1.00% to 2.00%
2.00% to 5.00%
5.00% to 10.00%
>10.00%
2
1

The PMI Group, Inc.
Top States
Florida 19.7% 3.7%
California 14.6% 2.7%
New York 5.0% 0.9%
Illinois 4.9% 0.9%
Texas 4.5% 0.9%
New Jersey 4.3% 0.8%
Arizona 3.8% 0.7%
Maryland 3.2% 0.6%
Virginia 3.1% 0.6%
Nevada 3.0% 0.6%
Alt-A at December 31, 2008
% Total
Alt-A RIF
% Total
RIF
Tampa-St. Petersburg-Clearwater, FL-12.6%
MSA Distribution of FL Alt-A RIF
West Palm Beach-Boca Raton, FL-7.6%
Fort Lauderdale-Deerfield Beach, FL-11.2%
Miami-Miami Beach-Kendall, FL-14.6%
Orlando-Kissimmee, FL-19.3%
1 Top ten states as determined by Primary RIF on December 31, 2008
MSA Distribution of CA Alt-A RIF
Santa Ana-Anaheim-Irvine –5.8%
San Diego-Carlsbad-San Marcos –8.1%
Sacramento--Arden-Arcade—Roseville –8.7%
Riverside-San Bernardino-Ontario –21.3%
Los Angeles-Long Beach-Glendale –22.4%
1

Primary Portfolio Characteristics by Vintage

The PMI Group, Inc.
$30.6 Billion Primary Risk in Force
and $2.7 Billion Pool Risk in Force*
Primary Flow
79%
Domestic
Mortgage
Insurance
Primary
Structured
13%
Domestic MI
57%
Modified
Pool
7%
General Portfolio Categories
Primary Flow Insurance
$26.3 billion of risk in force
Primary mortgage insurance offered to lenders
on a loan-by-loan basis
Primary Structured Insurance
$4.3 billion of risk in force
Credit enhancement solutions offered across the
credit spectrum to agency and non-agency MBS
issuers as well as portfolio investors
Modified Pool Risk in Force
$2.2 billion of risk in force
Insurance offered to agency and non-agency MBS
issuers and investors
Other Pool
$0.5 billion of risk in force
Prior to 2002, PMI offered certain pool insurance
products, referred to principally as GSE or Old Pool,
to lenders, the GSEs and non-agency market
Other Pool
2%
* At December 31, 2008
Note: Due to rounding, the sum of percentages may not total 100%

The PMI Group, Inc.
$27,454
$7,675
$9,436
$11,047
$30,605
$1,595
$6,583
$5,740
$2,440
$3,138
$2,458
$3,605
$564
$693
$4,121
32.0%
18.6%
12.8%
6.6%
14.1%
27.7%
48.5%
28.6%
18.3%
30.6%
24.7%
27.8%
12.3%
15.1%
38.2%
Total 720 and
above
680 -
719
620 -
679
575 -
619
Less
than 575
Fixed
Rate
ARMs 2/28s Interest
Only
LTV>97 Alt-A Calif. Florida Auto
States
Risk Characteristics
Risk Characteristics: Total Primary Portfolio
Risk in Force (dollars in millions) Default Rate (as measured by policies)
Credit Score
Total
Loan Type
Total Primary Portfolio:
PMI’s total primary book is primarily driven by the flow channel
Loans are primarily fixed rate and owner occupied with FICO scores greater than 620
Certain geographies and select products have exhibited heightened levels of defaults
Total Primary Risk in Force as of December 31, 2008

The PMI Group, Inc.
Primary Portfolio Characteristics
Primary RIF as of December 31, 2008
1
Excludes unreported FICO scores
2
At origination
Note:
- Interest rate adjustments as a percentage of Total Risk in Force are approximately 1.0% and 0.6% in 2009 and 2010, respectively.
- Categories are not mutually exclusive except for Credit Score and Loan Type
All $  in Millions, except for Average Loan Size
Specific Portfolio Characteristics
Interest Only
LTV > 97%
Alt-A California Florida Auto States Avg Loan Size
Avg LTV2
Avg FICO
Total
Credit Score*
Loan Type
Less than 575 575 - 619
720 and above
ARM
Fixed Rate 620 - 679 680 - 719
Total
2/28s
Total Portfolio $30,604.9 $564.0 $1,594.6 $9,436.4 $7,674.5 $11,046.8 $27,453.5 $2,457.9 $693.4
Default Rate 14.1% 38.2% 27.7% 18.6% 12.8% 6.6% 12.3% 32.0% 48.5%
2008 Vintage $4,875.8 $9.1 $55.8 $861.0 $1,245.6 $2,699.2 $4,816.7 $59.0 $0.0
Default Rate 3.9% 42.7% 21.0% 8.2% 4.2% 1.6% 3.8% 10.1% n/a
2007 Vintage $9,067.9 $228.6 $593.9 $2,784.5 $2,329.0 $3,106.5 $8,398.2 $613.0 $56.7
Default Rate 18.3% 40.5% 29.5% 21.3% 16.9% 10.1% 17.5% 28.4% 42.7%
2006 Vintage $5,175.1 $64.4 $217.4 $1,819.2 $1,357.9 $1,689.7 $4,109.5 $726.2 $339.4
Default Rate 21.2% 44.1% 32.7% 26.3% 21.4% 12.2% 17.0% 41.8% 56.0%
2005 Vintage $4,029.4 $51.8 $178.8 $1,462.4 $1,034.8 $1,271.2 $3,159.8 $617.6 $252.0
Default Rate 16.0% 39.8% 29.3% 20.4% 15.2% 8.2% 12.0% 35.8% 43.3%
2004 Vintage and Prior $7,456.6 $210.2 $548.6 $2,509.2 $1,707.2 $2,280.2 $6,969.3 $442.1 $45.2
Default Rate 11.1% 34.5% 24.8% 14.4% 8.2% 4.2% 10.3% 24.9% 39.6%
Total Portfolio $3,605.3 $6,583.1 $5,740.0 $2,440.1 $3,137.5 $4,121.4 $160,168 93% 693
Default Rate 28.6% 18.3% 30.6% 24.7% 27.8% 15.1%
2008 Vintage $258.8 $280.3 $244.1 $467.3 $235.7 $607.4 $209,081 91% 723
Default Rate 8.5% 10.7% 17.1% 7.2% 14.0% 4.0%
2007 Vintage $1,745.2 $3,122.0 $2,377.1 $888.0 $1,001.8 $996.2 $189,277 94% 686
Default Rate 29.7% 20.9% 32.2% 31.4% 35.4% 17.6%
2006 Vintage $967.0 $1,353.1 $1,704.5 $468.6 $778.2 $668.5 $174,828 93% 692
Default Rate 32.8% 19.0% 36.9% 47.7% 42.2% 20.4%
2005 Vintage $545.6 $764.2 $872.4 $349.1 $560.5 $596.0 $158,422 92% 693
Default Rate 28.6% 16.6% 30.8% 33.5% 29.8% 16.3%
2004 Vintage and Prior $88.8 $1,063.5 $542.0 $267.2 $561.3 $1,253.4 $113,332 92% 687
Default Rate 21.8% 14.5% 17.1% 8.6% 12.7% 14.6%
1

The PMI Group, Inc.
$3,547
$0
$344
$2,768
$1,880
$2,711
$1,920
$4,489
$5,388
$1,222
$26,329
$9,848
$7,968
$6,755
$24,449
40.8%
13.3%
12.0%
27.5%
22.4%
30.0%
18.3%
28.2%
27.1%
13.0%
6.4%
12.1%
17.1%
32.8%
Total 720 and
above
680 -
719
620 -
679
575 -
619
Less
than 575
Fixed
Rate
ARMs 2/28s Interest
Only
LTV>97 Alt-A Calif. Florida Auto
States
Flow Risk in Force as of December 31, 2008
Risk Characteristics: Flow
Risk in Force (dollars in millions)
Default Rate (as measured by policies)
Credit Score Total
Loan Type
Risk Characteristics
Primary Flow Portfolio:
PMI’s primary flow book represents 85% of primary insurance and is primarily owner occupied, fixed rate loans with FICO scores greater than 620
Approximately 93% of flow risk in force is within conforming loan limits
Approximately 57% of flow risk in force is in captive reinsurance agreements

The PMI Group, Inc.
Flow Portfolio Characteristics
Flow RIF as of December 31, 2008
All $  in Millions, except for Average Loan Size
1
Excludes unreported FICO scores
2
At origination
Note:  Categories are not mutually exclusive except for Credit Score and Loan Type
Interest Only
LTV > 97%
Alt-A California Florida Auto States Avg Loan Size
Avg LTV2
Avg FICO
Credit Score¹
Loan Type
Less than 575 575 - 619 720 and above ARM
Fixed Rate 620 - 679 680 - 719
Total 2/28s
Total Portfolio $26,329.2 $344.4 $1,221.6 $7,968.4 $6,755.0 $9,848.2 $24,449.3 $1,879.9 $0.0
Default Rate 13.0% 40.8% 27.1% 17.1% 12.1% 6.4% 12.0% 32.8% n/a
2008 Vintage $4,812.3 $8.1 $52.8 $843.1 $1,229.0 $2,674.3 $4,759.2 $53.1 $0.0
Default Rate 3.9% 44.0% 21.3% 8.2% 4.2% 1.6% 3.8% 11.3% n/a
2007 Vintage $7,563.2 $164.3 $481.2 $2,398.5 $1,987.1 $2,506.8 $7,179.6 $383.6 $0.0
Default Rate 19.1% 48.1% 31.5% 21.7% 18.0% 11.0% 18.5% 36.7% n/a
2006 Vintage $3,842.7 $26.9 $147.4 $1,263.9 $1,043.5 $1,334.4 $3,260.9 $581.8 $0.0
Default Rate 18.4% 45.0% 29.9% 22.0% 19.2% 11.5% 15.7% 43.8% n/a
2005 Vintage $3,410.1 $23.4 $126.1 $1,172.2 $893.2 $1,165.0 $2,922.2 $487.9 $0.0
Default Rate 14.0% 41.0% 26.9% 17.7% 13.9% 7.8% 11.6% 35.2% n/a
2004 Vintage and Prior $6,700.9 $121.6 $414.1 $2,290.8 $1,602.2 $2,167.7 $6,327.4 $373.5 $0.0
Default Rate 10.4% 33.0% 23.2% 14.1% 8.0% 4.2% 9.9% 21.3% n/a
Total Portfolio $2,768.1 $5,388.2 $4,489.2 $1,919.7 $2,711.1 $3,547.4 $160,295 93% 697
Default Rate 28.2% 18.3% 30.0% 22.4% 27.5% 13.3%
2008 Vintage $257.3 $258.2 $242.2 $466.0 $233.8 $601.8 $209,267 91% 723
Default Rate 8.6% 10.9% 17.4% 7.2% 13.8% 3.9%
2007 Vintage $1,504.1 $2,635.0 $2,074.5 $766.2 $839.8 $834.1 $191,275 94% 689
Default Rate 30.9% 21.9% 32.9% 33.1% 38.6% 17.4%
2006 Vintage $586.8 $1,013.5 $1,078.5 $258.6 $616.7 $474.9 $174,212 93% 696
Default Rate 32.7% 18.6% 37.2% 43.3% 40.8% 15.7%
2005 Vintage $341.8 $678.0 $639.6 $200.8 $516.9 $486.6 $156,015 93% 697
Default Rate 26.2% 15.1% 29.7% 32.2% 29.0% 13.8%
2004 Vintage and Prior $78.0 $803.4 $454.3 $228.1 $503.9 $1,150.1 $114,147 93% 691
Default Rate 19.9% 13.4% 16.2% 7.7% 12.4% 13.5%
1

The PMI Group, Inc.
Risk Characteristics: Structured Transactions
$220
$837
$1,195
$693
$574
$3,004
$426
$521
$1,251
$373
$4,276
$1,199
$1,468
$920
$578
48.5%
34.9%
30.4%
25.2%
14.9%
29.6%
34.9%
32.4%
18.1%
30.1%
29.5%
20.7%
8.7%
18.1%
26.7%
Total 720 and
above
680 -
719
620 -
679
575 -
619
Less
than 575
Fixed
Rate
ARMs 2/28s Interest
Only
LTV>97 Alt-A Calif. Florida Auto
States
`
Risk in Force (dollars in millions)
Default Rate (as measured by policies)
Credit Score
Total
Loan Type
Risk Characteristics
Primary Structured Portfolio:
PMI’s primary structured book represents approximately 15% of total primary insurance
Highest defaults are reported in the 2/28 hybrid ARMs product, in which:
All of the 2/28 hybrid ARM risk in force has passed the interest rate reset date
Monthly reporting of notices of default began to decline in August 2007
Structured Transactions Risk in Force as of December 31, 2008

The PMI Group, Inc.
Structured Portfolio Characteristics
Structured RIF as of December 31, 2008
All $  in Millions, except for Average Loan Size
1
Excludes unreported FICO scores
2
At origination
Note:
- All of the 2/28 Hybrid ARMs that PMI has insured are past their rate reset date.
- 2/28 hybrid ARMs monthly reported notices of default peaked in late 2007.
- Categories are not mutually exclusive except for Credit Score and Loan Type
Interest Only
LTV > 97%
Alt-A California Florida Auto States Avg Loan Size
Avg LTV2
Avg FICO
Credit Score¹
Loan Type
Less than 575 575 - 619 720 and above ARM
Fixed Rate 620 - 679 680 - 719
Total 2/28s
Total Portfolio $4,275.6 $219.6 $373.0 $1,468.0 $919.5 $1,198.6 $3,004.2 $578.0 $693.4
Default Rate 20.7% 34.9% 29.5% 26.7% 18.1% 8.7% 14.9% 30.4% 48.5%
2008 Vintage $63.5 $1.0 $3.0 $17.9 $16.6 $24.9 $57.5 $5.9 $0.0
Default Rate 5.4% 36.6% 18.0% 8.7% 2.6% 1.0% 5.5% 2.7% n/a
2007 Vintage $1,504.7 $64.2 $112.7 $386.1 $341.9 $599.7 $1,218.6 $229.4 $56.7
Default Rate 15.3% 28.8% 24.5% 19.4% 11.8% 6.0% 12.4% 23.3% 42.7%
2006 Vintage $1,332.4 $37.5 $70.0 $555.3 $314.3 $355.2 $848.6 $144.4 $339.4
Default Rate 30.3% 43.4% 38.8% 37.9% 29.4% 15.1% 22.1% 36.6% 56.0%
2005 Vintage $619.3 $28.4 $52.7 $290.3 $141.6 $106.3 $237.6 $129.7 $252.0
Default Rate 28.7% 38.6% 36.1% 34.5% 25.6% 12.5% 16.1% 37.9% 43.3%
2004 Vintage and Prior $755.7 $88.5 $134.5 $218.5 $105.0 $112.5 $641.9 $68.7 $45.2
Default Rate 16.5% 36.3% 29.3% 17.9% 10.3% 4.2% 13.2% 40.9% 39.6%
Total Portfolio $837.2 $1,194.9 $1,250.8 $520.5 $426.4 $573.9 $159,432 92% 670
Default Rate 30.1% 18.1% 32.4% 34.9% 29.6% 25.2%
2008 Vintage $1.4 $22.1 $1.8 $1.3 $1.9 $5.6 $200,307 93% 698
Default Rate 2.6% 8.4% 1.8% 3.4% 23.6% 8.1%
2007 Vintage $241.1 $487.0 $302.7 $121.8 $162.0 $162.0 $181,355 94% 677
Default Rate 22.9% 16.7% 28.0% 22.9% 22.6% 18.2%
2006 Vintage $380.1 $339.6 $625.9 $210.0 $161.5 $193.5 $176,806 92% 680
Default Rate 33.0% 20.6% 36.4% 54.4% 47.3% 32.1%
2005 Vintage $203.8 $86.2 $232.8 $148.3 $43.6 $109.4 $174,030 89% 668
Default Rate 34.1% 31.2% 34.1% 35.9% 39.1% 27.1%
2004 Vintage and Prior $10.8 $260.1 $87.6 $39.0 $57.4 $103.3 $107,315 91% 648
Default Rate 33.6% 16.9% 20.8% 14.5% 14.8% 24.4%
1

The PMI Group, Inc.
Modified Pool Portfolio Characteristics
All $ in Millions
Modified Pool:
Data shown in this exhibit is an aggregation of unique pools into book years
Risk reduction features of modified pool, which may include deductibles and stop loss limits, mitigate risk of loss from loans insured
Modified Pool with Deductibles
Modified Pool without Deductibles
All $ in Millions
2004 and Prior  2005  2006  2007  2008
Original Insured Balance $35,500 $13,234 $18,913 $9,056 $0
Insurance in Force $7,797 $6,856 $13,231 $7,716 $0
Original Stop Loss Amount
$1,315 $367 $635 $273 $0
Original Deductible Amount $266 $78 $135 $81 $0
Original Risk in Force $1,049 $289 $501 $192 $0
Losses Applicable to Deductible $101 $34 $35 $3 $0
PMI's Claims Paid to Date
$0 $0 $0 $0 $0
Deductible Balance $164 $44 $99 $78 $0
2004 and Prior  2005  2006  2007 2008
Original Insured Balance $16,375 $2,577 $8,442 $0 $0
Insurance in Force $2,402 $1,411 $4,610 $0 $0
Original Stop Loss Amount
$483 $54 $317 $0 $0
PMI's Claims Paid to Date
$37 $10 $21 $0 $0
Stop Loss Balance
(Remaining RIF)
$447 $44 $296 $0 $0
Modified Pool as of December 31, 2008

The PMI Group, Inc.
Modified Pool Portfolio Characteristics
Modified Pool IIF as of December 31, 2008
1
Excludes unreported FICO scores
2
Excludes Balloon, Buy Down, and Other
3
At origination
Note: Categories are not mutually exclusive except for Credit Score and Loan Type
All $  in Millions, except for Average Loan Size
Specific Portfolio Characteristics
Specific Portfolio Characteristics
Credit Score¹
Loan Type²
Credit Score¹
Loan Type²
Total
Total
Fixed Rate ARM 2/28s
Fixed Rate ARM 2/28s
Deductible
Non Deductible
Less than 575 575 - 619 620 - 679 680 - 719 720 and above
Less than 575 575 - 619 620 - 679 680 - 719 720 and above
Interest Only LTV > 97% Alt-A California Florida Auto States Avg Loan Size
Avg LTV³
Avg FICO
Interest Only LTV > 97% Alt-A California Florida Auto States Avg Loan Size
Avg LTV³
Avg FICO
Total Portfolio $35,601 $537 $1,222 $11,279 $10,680 $11,872 $33,291 $2,143 $2
2008 Vintage $0 $0 $0 $0 $0 $0 $0 $0 $0
2007 Vintage $7,716 $136 $315 $2,704 $2,600 $1,960 $7,240 $475 $0
2006 Vintage $13,231 $67 $150 $5,029 $4,442 $3,543 $13,055 $175 $2
2005 Vintage $6,856 $6 $56 $1,669 $2,173 $2,951 $5,593 $1,261 $1
2004 Vintage and Prior $7,797 $328 $701 $1,876 $1,465 $3,419 $7,403 $232 $0
Total Portfolio $11,521 $879 $22,493 $5,901 $3,742 $3,627 $169,406 78 694
2008 Vintage $0 $0 $0 $0 $0 $0 n/a n/a n/a
2007 Vintage $3,290 $725 $5,078 $1,494 $766 $704 $204,150 82 686
2006 Vintage $4,932 $50 $9,563 $2,163 $1,592 $1,243 $187,982 79 693
2005 Vintage $2,564 $38 $4,758 $1,243 $889 $641 $175,262 79 709
2004 Vintage and Prior $736 $66 $3,093 $1,001 $495 $1,039 $124,063 75 691
Total Portfolio $8,423 $373 $845 $3,120 $1,992 $1,888 $5,272 $3,078 $19
2008 Vintage $0 $0 $0 $0 $0 $0 $0 $0 $0
2007 Vintage $0 $0 $0 $0 $0 $0 $0 $0 $0
2006 Vintage $4,610 $362 $801 $2,023 $920 $504 $1,741 $2,850 $19
2005 Vintage $1,411 $0 $5 $289 $416 $685 $1,389 $22 $0
2004 Vintage and Prior $2,402 $11 $39 $807 $656 $699 $2,141 $206 $0
Total Portfolio $1,141 $1,712 $3,136 $1,341 $759 $946 $151,942 86 673
2008 Vintage $0 $0 $0 $0 $0 $0 n/a n/a n/a
2007 Vintage $0 $0 $0 $0 $0 $0 n/a n/a n/a
2006 Vintage $327 $1,642 $365 $541 $470 $732 $157,363 93 650
2005 Vintage $651 $1 $1,002 $304 $108 $60 $196,631 76 718
2004 Vintage and Prior $162 $69 $1,769 $496 $181 $153 $126,654 78 694

Captive Reinsurance

The PMI Group, Inc.
$130
$245
$491
$34
2007 2008 2009 2010
Captive reinsurers are wholly-owned, bankruptcy remote subsidiaries of originators that provide mezzanine level reinsurance for loans for which PMI has provided primary mortgage insurance coverage.
PMI is the named beneficiary on captive trust balances totaling approximately $860 million as of December 31, 2008.
At December 31, 2008, approximately 57.3% of flow risk in force was covered by captive reinsurance agreements, including:
Based on current expectations of defaults, PMI forecasts approximately the following reductions to total incurred losses as a result of captive reinsurance agreements in 2009 and 2010:
Benefit from Captive Reinsurance Agreements
PMI’s Captive Reinsurance Agreements
(Dollars in Millions)
Flow  Risk in Force Covered by Captives
~ 55% of LTVs >97%* ~ 61% of less-than-A quality
~ 49% of Alt-A ~ 59% of prime
* Captive coverage for LTVs greater than 97% may overlap with other listed categories
Actual Projected

The PMI Group, Inc.
PMI’s Captive Reinsurance Agreements
PMI Mortgage Insurance Co.
Captive Reinsurance Agreements Analysis
(Dollars in Millions)
Note: For the combined captive trust arrangements, the weighted average entry point is 4.10% and the weighted average exit point is 12.15%.
The cumulative captive benefit on this page is for excess-of-loss (XOL) captive reinsurance agreements only.
Note: Due to rounding, the totals may not equal the sum of each category
Progression
Original to Attachment
RIF Point
2004 and Prior Book Years
$14,124 0 - 50% $1,307 $187.3 $1,973 $227.6
7,519 50 - 75% 1,102 171.1 1,125 158.1
4,343 75-99% 1,043 141.3 1,065 117.1
1,612 Attached 394 79.9 187 62.5
$27,598 $3,845 $579.7 $10.9 $1.2 $4,350 $565.3 $8.5 $0.6
2005 Book Year
$91 0 - 50% $37 $0.7 $75 $1.8
443 50 - 75% 234 12.6 290 11.0
281 75-99% 16 1.3 542 34.6
3,784 Attached 2,126 295.0 1,761 200.8
$4,600 $2,413 $309.7 $128.6 $6.6 $2,668 $248.2 $82.0 $0.0
2006 Book Year
$68 0 - 50% $41 $0.9 $53 $0.5
0 50 - 75% 5 0.2 1 0.0
60 75-99% 0 0.0 277 12.6
3,264 Attached 2,375 326.5 2,434 248.1
$3,392 $2,421 $327.5 $158.0 $2.4 $2,765 $261.2 $115.9 $0.0
2007 Book Year
$96 0 - 50% $32 $0.3 $99 $1.1
89 50 - 75% 45 1.5 220 5.9
161 75-99% 224 10.1 240 8.4
4,835 Attached 4,256 397.8 4,605 285.1
$5,181 $4,557 $409.7 $187.4 $0.0 $5,163 $300.5 $97.6 $0.0
Cumulative Captive Benefit $484.9 $10.1 $304.1 $0.8
Total Captive Trust Balances $860.1 $787.8
RIF Losses Benefit Benefit
Current Date Incurred Captive
Paid Loss Ever to
Captive
Incurred Loss
Captive
Incurred Loss
June 30, 2008 December 31, 2008
Cumulative
Benefit
Captive
Benefit
Current
RIF
Date Incurred
Losses
Paid Loss Ever to
Cumulative Cumulative Cumulative
$3,368 $273.0
1,159 130.4
249 55.4
187 49.9
$4,963 $508.8 $5.4 $0.3
$769 $19.4
496 21.8
1,371 72.9
324 26.4
$2,959 $140.6 $9.4 $0.0
$380 $6.0
542 18.5
1,442 57.6
720 42.3
$3,083 $124.4 $16.8 $0.0
$4,086 $53.1
559 13.4
132 3.1
3 0.2
$4,780 $69.8 $0.4 $0.0
$32.1 $0.3
$703.0
Ever to
Losses
Date Incurred
RIF
Current
Cumulative Cumulative
Benefit
Incurred Loss Paid  Loss
Captive Captive
Benefit
December 31, 2007

The PMI Group, Inc.
Forward-Looking Statement
Cautionary Statement: Statements in this supplement that are not historical facts, or that relate to future plans, events or performance are "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of
1995.  Such statements include our expectations with respect to reductions to incurred losses provided by captive reinsurance arrangements.  Readers are cautioned that forward-looking statements by their nature involve risk and uncertainty because they relate to events and depend on circumstances that will occur in the future. Many factors could cause actual results and developments to differ materially from those expressed or implied by forward-looking statements.  Such factors include, among others:
• Potential significant future losses as a result of changes in economic and market conditions;
• our expectation that, as a result of continued losses, we will need to raise significant additional capital and that such additional capital may be necessary in 2009;
• the risk that pending discussions with lenders to amend financial covenants and events of default under our credit facility are not completed timely or satisfactorily;
• the risk that we may be unable to maintain minimum regulatory risk-to-capital and policyholders surplus requirements;
• the limitations we have placed on new business writings and the concentration of our business among a relatively small number of large customers;
• the potential that our actual losses may substantially exceed our loss reserve estimates;
• the aging of our mortgage insurance portfolio and changes in severity or frequency of losses associated with our mortgage insurance policies;
• the performance of our insured portfolio of higher risk loans, which have resulted in increased losses in 2007 and
2008 and are expected to result in further losses;
• the risk that Fannie Mae and/or Freddie Mac (the “GSEs”) determine that we are no longer an eligible provider of mortgage insurance, and potential changes in the charters or business practices of the GSEs, the largest purchasers of mortgages;
• further downgrades or other ratings actions with respect to our credit ratings or insurer financial strength ratings assigned by the major rating agencies; and
• our need to reevaluate the premium deficiencies in our mortgage insurance business on a quarterly basis.
Other risk and uncertainties are discussed in our SEC filings, including in Item 1A of our Annual Report Form 10-K for the year ended December 31, 2008, filed March 16, 2009.  We undertake no obligation to update forward-looking statements.